                                                                    EXHIBIT 10.3

                                                                  EXECUTION COPY

                               SUBSIDIARY GUARANTY

                          Dated as of February 8, 2005

                                      From

                           THE GUARANTORS NAMED HEREIN

                                       and

                  THE ADDITIONAL GUARANTORS REFERRED TO HEREIN

                                  as Guarantors

                                   in favor of

                       THE SECURED PARTIES REFERRED TO IN
                     THE CREDIT AGREEMENT REFERRED TO HEREIN

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                               TABLE OF CONTENTS

SECTION                                                                                    PAGE
Section 1.   Guaranty; Limitation of Liability...........................................    1

Section 2.   Guaranty Absolute...........................................................    2

Section 3.   Waivers and Acknowledgments.................................................    3

Section 4.   Subrogation.................................................................    4

Section 5.   Payments Free and Clear of Taxes, Etc.......................................    5

Section 6.   Representations and Warranties..............................................    5

Section 7.   Covenants...................................................................    5

Section 8.   Amendments, Guaranty Supplements, Etc.......................................    6

Section 9.   Notices and Other Communications; Facsimile Copies..........................    6

Section 10.  No Waiver; Remedies.........................................................    7

Section 11.  Right of Set-off............................................................    7

Section 12.  Indemnification.............................................................    8

Section 13.  Subordination...............................................................    8

Section 14.  Continuing Guaranty; Assignments under the Credit Agreement.................    9

Section 15.  Execution in Counterparts...................................................   10

Section 16.  Governing Law; Jurisdiction; Waiver of Jury Trial, Etc......................   10

Section 17.  Waiver of Jury Trial........................................................   11

Exhibit A - Guaranty Supplement

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                               SUBSIDIARY GUARANTY

            SUBSIDIARY GUARANTY dated as of February 8, 2005 made by the Persons listed on the signature pages hereof under the caption "GUARANTOR" and the Additional Guarantors (as defined in Section 8(b)) (such Persons so listed and the Additional Guarantors being, collectively, the "GUARANTORS" and, individually, each a "GUARANTOR") in favor of the Secured Parties (as defined in the Credit Agreement referred to below).

            PRELIMINARY STATEMENT. Del Monte Corporation, a Delaware corporation (the "BORROWER"), is party to a Credit Agreement dated as of February 8, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"; the capitalized terms defined therein and not otherwise defined herein being used herein as therein defined) with Del Monte Foods Company, a Delaware corporation ("HOLDINGS"), Bank of America, N.A. ("BANK OF AMERICA") as Administrative Agent, Swing Line Lender and L/C Issuer, the other Lenders party thereto, Morgan Stanley Senior Funding Inc., as Syndication Agent, JPMorgan Chase Bank, N.A., Harris Trust and Savings Bank and Suntrust Bank, as Co-Documentation Agents and Banc of America Securities LLC, Morgan Stanley Senior Funding Inc. and J.P. Morgan Securities Inc., as Joint Lead Arrangers and Joint Book Managers. Each Guarantor will derive substantial direct and indirect benefits from the transactions contemplated by the Credit Agreement. It is a condition precedent to the making of Loans by the Lenders and the issuance of Letters of Credit by the L/C Issuer under the Credit Agreement and the entry by any Hedge Bank into any Secured Hedge Agreement with any Loan Party or Subsidiary thereof from time to time that each Guarantor shall have executed and delivered this Guaranty.

            NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Loans, the L/C Issuer to issue Letters of Credit under the Credit Agreement and the Hedge Banks to enter into Secured Hedge Agreements from time to time, each Guarantor, jointly and severally with each other Guarantor, hereby agrees as follows:

            Section 1. Guaranty; Limitation of Liability. (a) Each Guarantor hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all Obligations of each other Loan Party or other Guarantor now or hereafter existing under or in respect of the Loan Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the "GUARANTEED OBLIGATIONS"), and agrees to pay any and all reasonable expenses (including, without limitation, fees and expenses of counsel) incurred by the Administrative Agent or any other Secured Party in enforcing any rights under this Guaranty or any other Loan Document to the extent such Secured Party is entitled to reimbursement of any such expenses by any Loan Party or Guarantor pursuant to the terms of the relevant Loan Document. Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Loan Party or other Guarantor to any Secured Party under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a

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bankruptcy, reorganization or similar proceeding involving such other Loan Party or other Guarantor.

            (b) Each Guarantor, and by its acceptance of this Guaranty, the Administrative Agent and each other Secured Party, hereby confirms that it is the intention of all such Persons that this Guaranty and the Obligations of each Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code of the United States, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty and the Obligations of each Guarantor hereunder. To effectuate the foregoing intention, the Administrative Agent, the other Secured Parties and the Guarantors hereby irrevocably agree that the Obligations of each Guarantor under this Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of such Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance.

            (c) Each Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Secured Party under this Guaranty, the Guaranty of Holdings contained in the Credit Agreement or any other guaranty in respect of the Obligations, such Guarantor will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor and Holdings and each other guarantor so as to maximize the aggregate amount paid to the Secured Parties under or in respect of the Loan Documents.

            Section 2. Guaranty Absolute. Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party with respect thereto. The Obligations of each Guarantor under or in respect of this Guaranty are independent of the Guaranteed Obligations or any other Obligations of any other Loan Party or Guarantor under or in respect of the Loan Documents, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower or any other Loan Party or Guarantor or whether the Borrower or any other Loan Party or Guarantor is joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to, any or all of the following:

            (a) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

            (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any other Loan Party or Guarantor under or in respect of the Loan Documents, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or any of its Subsidiaries or otherwise;

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            (c) any taking, exchange, release or non-perfection of any
      Collateral or any other collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Guaranteed Obligations;

            (d) any manner of application of Collateral or any other collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Guaranteed Obligations or any other Obligations of any Loan Party or Guarantor under the Loan Documents or any other assets of any Loan Party or any of its Subsidiaries;

            (e) any change, restructuring or termination of the corporate structure or existence of any Loan Party or any of its Subsidiaries;

            (f) any failure of any Secured Party to disclose to any Loan Party or other Guarantor any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party or Guarantor now or hereafter known to such Secured Party (each Guarantor waiving any duty on the part of the Secured Parties to disclose such information);

            (g) the failure of any other Person to execute or deliver this Guaranty, any Guaranty Supplement (as hereinafter defined) or any other guaranty or agreement or the release or reduction of liability of any Guarantor or other guarantor or surety with respect to the Guaranteed Obligations; or

            (h) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense available to, or a discharge of, any Loan Party, any Guarantor or any other guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Secured Party or any other Person upon the insolvency, bankruptcy or reorganization of the Borrower or any other Loan Party or Guarantor or otherwise, all as though such payment had not been made.

            Section 3. Waivers and Acknowledgments. (a) Each Guarantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that any Secured Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Loan Party, any Guarantor or any other Person or any Collateral.

            (b) Each Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guaranty and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

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            (c) Each Guarantor hereby unconditionally and irrevocably waives (i)
any defense arising by reason of any claim or defense based upon an election of remedies by any Secured Party that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Guarantor or other rights of such Guarantor to proceed against any of the other Loan Parties, any other Guarantor, any other guarantor or any other Person or any Collateral and (ii) any defense based on any right of set-off or counterclaim against or in respect of the Obligations of such Guarantor hereunder.

            (d) Each Guarantor acknowledges that the Administrative Agent may, without notice to or demand upon such Guarantor and without affecting the liability of such Guarantor under this Guaranty, foreclose under any mortgage by nonjudicial sale, and each Guarantor hereby waives any defense to the recovery by the Administrative Agent and the other Secured Parties against such Guarantor of any deficiency after such nonjudicial sale and any defense or benefits that may be afforded by applicable law.

            (e) Each Guarantor hereby unconditionally and irrevocably waives any duty on the part of any Secured Party to disclose to such Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party or any of its Subsidiaries now or hereafter known by such Secured Party.

            (f) Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and the Secured Hedge Agreements and that the waivers set forth in Section 2 and this Section 3 are knowingly made in contemplation of such benefits.

            Section 4. Subrogation. Each Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against the Borrower, any other Loan Party, any other Guarantor or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Guarantor's Obligations under or in respect of this Guaranty or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Secured Party against the Borrower, any other Loan Party, any other Guarantor or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower, any other Loan Party, any other Guarantor or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash, all Letters of Credit and all Secured Hedge Agreements shall have expired or been terminated and the Commitments shall have expired or been terminated. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the latest of (a) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty, (b) the latest date of expiration, cancellation or termination of all Letters of Credit and all Secured Hedge Agreements (or the cash collateralization thereof in a manner satisfactory to the Secured Parties) and (c) the termination of all Commitments, such amount shall be received and held in trust for the benefit

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of the Secured Parties, shall be segregated from other property and funds of such Guarantor and shall forthwith be paid or delivered to the Administrative Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (i) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash, (ii) all of the Commitments have been terminated and (iii) all Letters of Credit and all Secured Hedge Agreements shall have expired or been cancelled or terminated (or have been cash collateralized in a manner satisfactory to the Secured Parties), the Secured Parties will, at such Guarantor's request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment made by such Guarantor pursuant to this Guaranty.

            Section 5. Payments Free and Clear of Taxes, Etc. Any and all payments by or on account of any obligation of any Guarantor hereunder or under any other Loan Document shall be made free and clear of and without deduction or withholding for any Indemnified Taxes or Other Taxes on the same terms and to the same extent that payments by the Borrower and Holdings are required to be made free and clear of Indemnified Taxes and Other Taxes pursuant to the terms of Section 3.01 of the Credit Agreement.

            Section 6. Representations and Warranties. Each Guarantor hereby makes each representation and warranty made in the Loan Documents by the Borrower with respect to such Guarantor and each Guarantor hereby further represents and warrants as follows:

            (a) There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived.

            (b) Such Guarantor has, independently and without reliance upon any Secured Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty and each other Loan Document to which it is or is to be a party, and such Guarantor has established adequate means of obtaining from each other Loan Party and Guarantor on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the business, condition (financial or otherwise), operations, performance, properties and prospects of such other Loan Party and Guarantor.

            Section 7. Covenants. Each Guarantor covenants and agrees that, so long as any part of the Guaranteed Obligations shall remain unpaid, any Letter of Credit shall be outstanding, any Lender shall have any Commitment or any Secured Hedge Agreement shall be in effect, such Guarantor will perform and observe, and cause each of its Subsidiaries to perform and observe, all of the terms, covenants and agreements set forth in the Loan Documents on its or their part to be performed or observed or that the Borrower has agreed to cause such Guarantor or such Subsidiaries to perform or observe.

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            Section 8. Amendments, Guaranty Supplements, Etc. (a) No amendment or waiver of any provision of this Guaranty and no consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Required Lenders and each of the Guarantors and acknowledged by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all of the Lenders, (a) reduce or limit the obligations of any Guarantor hereunder, release any Guarantor hereunder or otherwise limit any Guarantor's liability with respect to the Obligations owing to the Secured Parties under or in respect of the Loan Documents, (b) postpone any date fixed for payment hereunder or (c) change the number of Secured Parties or the percentage of (x) the Commitments, (y) the aggregate unpaid principal amount of the Loans or (z) the aggregate Outstanding Amount of outstanding Letters of Credit that, in each case, shall be required for the Secured Parties or any of them to take any action hereunder.

            (b) Upon the execution and delivery by any Person of a guaranty supplement in substantially the form of Exhibit A hereto (each, a "GUARANTY SUPPLEMENT"), (i) such Person shall be referred to as an "ADDITIONAL GUARANTOR" and shall become and be a Guarantor hereunder, and each reference in this Guaranty to a "GUARANTOR" shall also mean and be a reference to such Additional Guarantor, and each reference in any other Loan Document to a "SUBSIDIARY GUARANTOR" shall also mean and be a reference to such Additional Guarantor, and
(ii) each reference herein to "THIS GUARANTY", "HEREUNDER", "HEREOF" or words of like import referring to this Guaranty, and each reference in any other Loan Document to the "SUBSIDIARY GUARANTY", "THEREUNDER", "THEREOF" or words of like import referring to this Guaranty, shall mean and be a reference to this Guaranty as supplemented by such Guaranty Supplement.

            Section 9. Notices and Other Communications; Facsimile Copies.

            (a) General. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including by facsimile transmission). All such written notices shall be mailed, faxed or delivered to the applicable address, facsimile number or (subject to subsection
(c) below) electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

            (i) if to any Guarantor, addressed to it in care of the Borrower at the Borrower's address, facsimile number, electronic mail address or telephone number specified on Schedule 11.02 of the Credit Agreement or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties;

            (ii) if to any Agent or any Lender, at its address, facsimile number, electronic mail address or telephone number specified on Schedule
      11.02 of the Credit Agreement or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties;

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

            (iii) if to any Hedge Bank, to the address, facsimile number, electronic mail address or telephone number as shall be specified in the Secured Hedge Agreement to which it is a party, and

            (iv) if to any other party, at such other address as shall be designated by such party in a written notice to each other party.

All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and
(ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, four Business Days after deposit in the mails (certified or registered), postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of subsection (c) below), when delivered. In no event shall a voicemail message be effective as a notice, communication or confirmation hereunder.

            (b) Effectiveness of Facsimile Documents and Signatures. Loan Documents may be transmitted and/or signed by facsimile. The effectiveness of such document and signatures shall, subject to applicable law, have the same force and effect as manually signed originals and shall be binding on each Guarantor. The Administrative Agent may also require that any such document and signatures be confirmed by a manually-signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

            (c) Electronic Communications. Notices and other communications to the Secured Parties hereunder may be delivered or furnished by electronic communications (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent and the Guarantors. The Administrative Agent or the Guarantors may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

            Section 10. No Waiver; Remedies. No failure on the part of any Secured Party to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

            Section 11. Right of Set-off. In addition to any right or remedy of the Secured Parties provided by law, if an Event of Default exists, or the Loans have been accelerated, each Secured Party is authorized at any time and from time to time, without prior notice to any Guarantor, any such notice being waived by such Guarantor to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Secured Party or any Affiliate of such Secured Party to or for the credit or the account of such Guarantor against any and all Obligations then due and owing to such Secured Party and each Affiliate of such

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

Secured Party and each Secured Party and Affiliate thereof is hereby irrevocably authorized to permit such set-off and application. Each Secured Party agrees promptly to notify the relevant Guarantor and the Administrative Agent after any such set-off and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such set-off and application.

            Section 12. Indemnification. (a) Without limitation on any other Obligations of any Guarantor or remedies of the Secured Parties under this Guaranty, and whether or not the transactions contemplated by the Credit Agreement are consummated, each Guarantor shall, to the fullest extent permitted by law, indemnify and hold harmless each Indemnitee from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, charges, expenses and disbursements (including the fees, charges and disbursements of any counsel for any Indemnitee) of any kind or nature whatsoever which may be imposed on, incurred by or asserted against any Indemnitee in connection with or as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of any Loan Party or Guarantor enforceable against such Loan Party or Guarantor in accordance with their terms.

            (b) Each Guarantor hereby also agrees that none of the Indemnified Persons shall have any liability (whether direct or indirect, in contract, tort or otherwise) to any of the Guarantors or any of their respective Affiliates or any of their respective officers, directors, employees, agents and advisors, and each Guarantor hereby agrees not to assert any claim against any Indemnified Party on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Facilities, the actual or proposed use of the proceeds of the Loans or the Letters of Credit, the Loan Documents or any of the transactions contemplated by the Loan Documents.

            (c) Without prejudice to the survival of any of the other agreements of any Guarantor under this Guaranty or any of the other Loan Documents, the agreements and obligations of each Guarantor contained in Section 1(a) (with respect to enforcement expenses), the last sentence of Section 2,
Section 5 and this Section 12 shall survive the payment in full of the Guaranteed Obligations and all of the other amounts payable under this Guaranty.

            Section 13. Subordination. Each Guarantor hereby subordinates any and all debts, liabilities and other Obligations owed to such Guarantor by each other Loan Party and Guarantor (the "SUBORDINATED OBLIGATIONS") to the Guaranteed Obligations to the extent and in the manner hereinafter set forth in this Section 13:

            (a) Prohibited Payments, Etc. Except during the continuance of any Event of Default (including the commencement and continuation of any proceeding under any Debtor Relief Law relating to any other Loan Party or Guarantor) and so long as the Administrative Agent has delivered written notice to the Guarantor of the Required Lenders' intent to exercise their rights under this Section 13, each Guarantor may receive regularly scheduled payments from any other Loan Party or other Guarantor on account of the Subordinated Obligations. After the occurrence and during the continuance of any Event of Default (including the commencement and continuation of any Insolvency Proceeding relating to any other Loan Party or Guarantor), and so long as the

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      Administrative Agent has delivered written notice to such Guarantor of the
      Required Lenders' intent to exercise their rights under this Section 13, no Guarantor shall demand, accept or take any action to collect any payment on account of the Subordinated Obligations.

            (b) Prior Payment of Guaranteed Obligations. In any proceeding under any Debtor Relief Law relating to any other Loan Party or Guarantor, each Guarantor agrees that the Secured Parties shall be entitled to receive payment in full in cash of all Guaranteed Obligations (including all interest and expenses accruing after the commencement of a proceeding under any Debtor Relief Law, whether or not constituting an allowed claim in such proceeding ("POST PETITION INTEREST")) before such Guarantor receives payment of any Subordinated Obligations.

            (c) Turn-Over. After the occurrence and during the continuance of any Default (including the commencement and continuation of any proceeding under any Debtor Relief Law relating to any other Loan Party or Guarantor), each Guarantor shall, if the Administrative Agent so requests in writing, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for the Secured Parties and deliver such payments to the Administrative Agent on account of the Guaranteed Obligations (including all Post Petition Interest), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty.

            (d) Administrative Agent Authorization. After the occurrence and during the continuance of any Event of Default (including the commencement and continuation of any proceeding under any Debtor Relief Law relating to any other Loan Party or Guarantor) and so long as written notice has been delivered to the relevant Guarantor of the Required Lenders' intent to exercise their rights under this Section 13, the Administrative Agent is authorized and empowered (but without any obligation to so do), in its discretion, (i) in the name of each Guarantor, to collect and enforce, and to submit claims in respect of, Subordinated Obligations and to apply any amounts received thereon to the Guaranteed Obligations (including any and all Post Petition Interest), and (ii) to require each Guarantor (A) to collect and enforce, and to submit claims in respect of, Subordinated Obligations and (B) to pay any amounts received on such obligations to the Administrative Agent for application to the Guaranteed Obligations (including any and all Post Petition Interest).

            Section 14. Continuing Guaranty; Assignments under the Credit Agreement. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the latest of (i) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty, (ii) the latest date of expiration, cancellation or termination of all Letters of Credit and all Secured Hedge Agreements (or the cash collateralization thereof in a manner satisfactory to the Secured Parties) and (iii) the termination of all Commitments, (b) be binding upon the Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Secured Parties and their successors, transferees and assigns. Without limiting the generality of clause (c) of the immediately preceding sentence, any Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement

Del Monte Subsidiary Guaranty

(including, without limitation, all or any portion of its Commitments, the Loans owing to it and the Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party herein or otherwise, in each case as and to the extent provided in Section 11.06 of the Credit Agreement. No Guarantor shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Secured Parties. Notwithstanding anything herein to the contrary, the Administrative Agent agrees to release this Guaranty and all obligations of the Guarantors hereunder during a Guaranty Release Period on the terms set forth in the Credit Agreement. In addition, after December 31, 2005, the Administrative Agent agrees to release this Guaranty and all obligations of the initial Guarantors hereunder, and to execute and deliver (at the Borrower's expense) all documents or other instruments that the Borrower shall reasonably request to evidence such termination and release, so long as at such time (x) no Default or Event of Default has occurred and is continuing, (y) no such Guarantor qualifies as a Material Subsidiary and all such Guarantors taken together as one entity would not qualify as a Material Subsidiary and (z) the guaranty of such Guarantors in favor of the holders of any Subordinated Notes will be terminated contemporaneously therewith, subject to receipt by the Administrative Agent of a certificate of a Responsible Officer of the Borrower as to the satisfaction of the conditions set forth in the preceding clauses (x), (y) and (z), showing the calculations used in determining compliance with clause (y).

            Section 15. Execution in Counterparts. This Guaranty and each amendment, waiver and consent with respect hereto may be executed in any number of counterparts and by different parties thereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            Section 16. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc.
(a) THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF NEW YORK; PROVIDED THAT THE SECURED PARTIES SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

            (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GUARANTOR CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS. EACH GUARANTOR IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. EACH GUARANTOR WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

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                                       10

            Section 17. Waiver of Jury Trial EACH GUARANTOR WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS GUARANTY, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. EACH GUARANTOR AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH GUARANTOR FURTHER AGREES THAT ITS RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENT, RENEWAL, SUPPLEMENT OR MODIFICATION TO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS.

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                                       11

            IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                   GUARANTORS

                                   MIKE MAC IHC, INC.

                                   By: /s/ Thomas E. Gibbons
                                       ------------------------------------
                                       Name: Thomas E. Gibbons
                                       Title: Vice President, Chief Financial
                                       and Treasurer

                                   STAR-KIST SAMOA, INC.

                                   By: /s/ Thomas E. Gibbons
                                       ------------------------------------
                                       Name: Thomas E. Gibbons
                                       Title: Vice President, Chief Financial
                                       and Treasurer

                                   MARINE TRADING PACIFIC, INC.

                                   By: /s/ Thomas E. Gibbons
                                       -----------------------------------
                                       Name: Thomas E. Gibbons
                                       Title: Vice President, Chief Financial
                                       and Treasurer

                                   STAR-KIST MAURITIUS, INC.

                                   By: /s/ Thomas E. Gibbons
                                       ------------------------------------
                                       Name: Thomas E. Gibbons
                                       Title: Vice President, Chief Financial
                                       and Treasurer

Del Monte Subsidiary Guaranty

                                                                       EXHIBIT A
                                                                          TO THE
                                                             SUBSIDIARY GUARANTY

                     FORM OF SUBSIDIARY GUARANTY SUPPLEMENT
                                                      _____________ ___, _______

Bank of America, N.A., as Administrative Agent
[INSERT ADDRESS OF ADMINISTRATIVE AGENT]

Attention: _________

                  Credit Agreement dated as of February 8, 2005
      among Del Monte Corporation, a Delaware corporation (the "BORROWER"),
          Del Monte Foods Company, a Delaware corporation ("HOLDINGS"),
                 Bank of America, N.A. as Administrative Agent,
       Swing Line Lender and L/C Issuer, the other Lenders party thereto,
            Morgan Stanley Senior Funding Inc., as Syndication Agent,
   JPMorgan Chase Bank, N.A., Harris Trust and Savings Bank and Suntrust Bank,
        as Co-Documentation Agents and Banc of America Securities LLC and
           Morgan Stanley Senior Funding Inc., as Joint Lead Arrangers
                            and Joint Book Managers.

Ladies and Gentlemen:

            Reference is made to the above-captioned Credit Agreement and to the Subsidiary Guaranty referred to therein (such Subsidiary Guaranty, as in effect on the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, together with this Guaranty Supplement, being the "SUBSIDIARY GUARANTY"). The capitalized terms defined in the Subsidiary Guaranty or in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

            Section 1. Guaranty; Limitation of Liability. (a) The undersigned hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all Obligations of each other Loan Party or Guarantor now or hereafter existing under or in respect of the Loan Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premium, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the "GUARANTEED OBLIGATIONS"), and agrees to pay any and all reasonable expenses (including, without limitation, fees and expenses of counsel) incurred by the Administrative Agent or any other Secured Party in enforcing any rights under this Guaranty Supplement, the Subsidiary Guaranty or any other Loan Document to the extent such Secured Party is entitled to reimbursement of any such expenses by any Loan Party or Guarantor. Without limiting the generality of the foregoing, the undersigned's liability shall extend to all amounts that constitute

Del Monte Subsidiary Guaranty
part of the Guaranteed Obligations and would be owed by any other Loan Party or Guarantor to any Secured Party under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party or Guarantor.

            (b) The undersigned, and by its acceptance of this Guaranty Supplement, the Administrative Agent and each other Secured Party, hereby confirms that it is the intention of all such Persons that this Guaranty Supplement, the Subsidiary Guaranty and the Obligations of the undersigned hereunder and thereunder not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code of the United States, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty Supplement, the Subsidiary Guaranty and the Obligations of the undersigned hereunder and thereunder. To effectuate the foregoing intention, the Administrative Agent, the other Secured Parties and the undersigned hereby irrevocably agree that the Obligations of the undersigned under this Guaranty Supplement and the Subsidiary Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of the undersigned under this Guaranty Supplement and the Subsidiary Guaranty not constituting a fraudulent transfer or conveyance.

            (c) The undersigned hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Secured Party under this Guaranty Supplement, the Subsidiary Guaranty or the Guaranty of Holdings contained in the Credit Agreement, as the case may be, or any other guaranty, the undersigned will contribute, to the maximum extent permitted by applicable law, such amounts to each other Guarantor and each other guarantor so as to maximize the aggregate amount paid to the Secured Parties under or in respect of the Loan Documents.

            Section 2. Obligations Under the Guaranty. The undersigned hereby agrees, as of the date first above written, to be bound as a Guarantor by all of the terms and conditions of the Subsidiary Guaranty to the same extent as each of the other Guarantors thereunder. The undersigned further agrees, as of the date first above written, that each reference in the Subsidiary Guaranty to an "ADDITIONAL GUARANTOR" or a "GUARANTOR" shall also mean and be a reference to the undersigned, and each reference in any other Loan Document to a "SUBSIDIARY GUARANTOR" or a "LOAN PARTY" shall also mean and be a reference to the undersigned.

            Section 3. Representations and Warranties. The undersigned hereby, with respect to itself, makes each representation and warranty set forth in
Section 6 of the Subsidiary Guaranty to the same extent as each other Guarantor.

            Section 4. Delivery by Telecopier. Delivery of an executed counterpart of a signature page to this Guaranty Supplement by telecopier shall be effective as delivery of an original executed counterpart of this Guaranty Supplement.

            Section 5. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc.
(a) THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF NEW YORK; PROVIDED THAT THE SECURED PARTIES SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

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                                       2

            (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE GUARANTOR CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS. THE GUARANTOR IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE GUARANTOR WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

            Section 6. Waiver of Jury Trial THE GUARANTOR WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS GUARANTY, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. THE GUARANTOR AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH GUARANTOR FURTHER AGREES THAT ITS RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENT, RENEWAL, SUPPLEMENT OR MODIFICATION TO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS.

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                                       3

            IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                                Very truly yours,

                                                [NAME OF ADDITIONAL GUARANTOR]

                                                By _____________________________
                                                   Title:

Del Monte Subsidiary Guaranty

                                       4